Exhibit 99.1

TELA Bio Announces Appointment of New Chief Commercial Officer

MALVERN, Pa., January 29, 2020 (GLOBE NEWSWIRE) -- TELA Bio, Inc. (“TELA”) (Nasdaq: TELA), a commercial stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction, today announces the appointment of Peter Murphy to the newly created role of Chief Commercial Officer. In this position, Mr. Murphy will be responsible for the Company’s continued strategic expansion of its commercial operations.

“Peter brings tremendous experience at top healthcare companies to build on our momentum as a commercial organization and bolster our efforts in creating a cohesive commercial organization dedicated to serving the needs of our patients, surgeons and hospital customers,” said Antony Koblish, co-founder, President and Chief Executive Officer of TELA Bio. “His expertise will be a valuable addition to our leadership team.”

Mr. Murphy joins TELA with more than 20 years of commercial sales and marketing experience at leading medical device and pharmaceutical companies, including Medtronic Spine & Biologics, Stryker, and Smith Kline Beecham. Most recently, he was Vice President of Sales at Pacira Pharmaceuticals, where he led the development, management, expansion and execution of a product sales team in the U.S.

“I’m excited to join the TELA senior leadership team at this exciting and pivotal time, as the Company expands its marketing activities to support the ongoing commercialization of its OviTex and OviTex PRS product lines, bringing new and transformative soft tissue reconstruction options to patients,” said Mr. Murphy.

About TELA Bio, Inc.

TELA Bio, Inc. is a commercial stage medical technology company focused on designing, developing and marketing a new category of tissue reinforcement materials to address unmet needs in soft tissue reconstruction. TELA’s products are designed to improve on shortcomings of existing biologics and minimize long-term exposure to permanent synthetic material. TELA's portfolio is supported by quality, data-driven science and extensive pre-clinical research that has consistently demonstrated advantages over other commercially available products.

Caution Regarding Forward-Looking Statements

This press release may contain forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations are forward-looking statements and reflect the current beliefs of TELA’s management. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors that could cause actual results and events to differs materially and adversely from those indicated by such forward-looking statements including, among others: our ability to gain market acceptance for our products and to accurately forecast customer demand, our ability to enhance our product offerings, development and manufacturing problems, capacity constraints or delays in production of our products. These and other risks and uncertainties are described more fully in the “Risk Factors” section and elsewhere in our filings with the with the Securities and Exchange Commission and available at www.sec.gov, including in our prospectus dated November 7, 2019. Any forward-looking statements that we make in this announcement speak only as of the date of this press release, and TELA assumes no obligation to updates forward-looking statements whether as a result of new information, future events or otherwise after the date of this press release, except as required under applicable law.

TELA Bio Contact

Stuart Henderson

Vice President, Corporate Development and Investor Relations
TELA Bio, Inc.
484-320-2930
shenderson@telabio.com

Investor Contact

Peter Vozzo
Westwicke
443-213-0505
peter.vozzo@westwicke.com